PAYDEN FUNDS
Supplement dated November 6, 2009 to Prospectus dated February 27, 2009
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
     Effective November 6, 2009, the minimum initial investment amounts for each type of account set forth on page 39 of the Prospectus for shares of the Investor Class of each of the Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden High Income Fund and Payden Emerging Markets Bond Fund is increased to $100,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.
     Each of the five Funds identified above or such Fund’s Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.